UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2025

ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	98-1250703 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On July 13, 2025, ESSA Pharma Inc., a company existing under the laws of the Province of British Columbia (the “Company”), entered into a Business Combination Agreement (the “Agreement”) with XenoTherapeutics, Inc., a Massachusetts non-profit corporation (“Xeno”), Xeno Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Xeno (“Purchaser”) and solely for purposes of Section 10.16 thereof, XOMA Royalty Corporation, a Nevada corporation (“XRC”), pursuant to which Purchaser will acquire all of the issued and outstanding common shares (the “Common Shares,” and the holders of such Common Shares, the “Shareholders”) of the Company (the “Transaction”). Under the terms of the Agreement, the Shareholders will receive a cash payment per Common Share (the “Cash Amount”) that will be determined based upon the Company’s cash balance immediately prior to the closing of the Transaction after deducting certain transaction costs, a reserve for liabilities and legal expenses, and a transaction fee to Xeno of $4,000,000. In addition, each Shareholder will also receive one non-transferable contingent value right (each, a “CVR”) for each Common Share that will entitle the holder to receive a pro rata portion of up to (i) $150,000 less additional liabilities and expenses of the Company that are not deducted from the Cash Amount at closing of the Transaction, if any and (ii) $2,800,000 less legal and certain other expenses incurred by the Company following the closing of the Transaction. Pursuant to the terms of the Agreement, and following receipt of an interim order from the Supreme Court of British Columbia, the Company also intends to make an initial cash distribution to the Shareholders prior to the closing of the Transaction, which is expected to expedite the timeframe within which the Shareholders will receive cash. The initial distribution, if authorized, and the cash payable upon closing of the Transaction is currently estimated to be approximately $1.91 per Common Share, exclusive of payments received pursuant to the CVR.

A transaction committee comprised entirely of independent directors of the board of directors of the Company (the “Board,” and such transaction committee, the “Transaction Committee”) following receipt and review of the opinion of the Transaction Committee’s financial advisor, determined that the Arrangement (defined below) is fair from a financial point of view, to the Shareholders and the holders of the Company’s options and pre-funded warrants and that the Arrangement is in the best interests of the Company.

The Board, after consultation with the Company’s management and legal advisors and, following the receipt and review of the unanimous recommendation from the Transaction Committee and the opinion of the Transaction Committee’s financial advisors, has unanimously approved the Transaction and determined that the Transaction is in the best interest of the Company. The Board has resolved to recommend that the Shareholders vote in favor of the Transaction, subject to the terms and conditions contained in the Agreement.

The Transaction will be implemented by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) (the “BCBCA,” and such transaction, the “Arrangement”) and will require approval of at least: (i) 66⅔% of the votes cast by the Shareholders, (ii) 66⅔% of the votes cast by the Shareholders and the holders of the Company’s options and pre-funded warrants and (iii) a majority of the votes cast by the Shareholder excluding votes held by certain “interested parties” required to be excluded by Multilateral Instrument 61-101, at a special meeting to be held to consider the Transaction. In addition to approval by the Shareholders, the Transaction is also subject to customary closing conditions, including: (i) obtaining the necessary interim and final orders of the Supreme Court of British Columbia; (ii) Shareholders of not more than five percent (5%) of the outstanding Common Shares of the Company having exercised rights of dissent under the BCBCA in respect of the Arrangement; (iii) the accuracy of the representations and warranties made by the parties in the Agreement, subject to specified qualifications; and (iv) compliance by each of the Company and Purchaser with certain covenants under the Agreement subject to specified qualifications.

The Agreement contains representations and warranties from both the Company, on the one hand, and Xeno and Merger Sub, on the other hand, customary for a transaction of this nature. The Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company between the date of the Agreement and the closing of the Transaction. Pursuant to the Agreement, XRC has unconditionally and irrevocably guaranteed the full and timely performance and satisfaction of Xeno and Purchaser’s obligations under the Agreement.

Subject to certain limited exceptions, during the period from the date of the Agreement through the Effective Time, the Company has agreed not to, directly or indirectly, solicit, initiate, propose, encourage or facilitate any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to an Acquisition Proposal (as defined in the Agreement), or take certain other restricted actions in connection therewith. Notwithstanding this limitation, the Company may, under certain specified circumstances, furnish information to, and participate in discussions or negotiations with, third parties with respect to an Acquisition Proposal if the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such acquisition proposal either (i) constitutes a Superior Proposal (as defined in the Agreement) or (ii) is reasonably likely to lead to or result in a Superior Proposal.

The Agreement contains customary termination rights for Purchaser, on the one hand, and the Company, on the other hand, including, among others, for failure to consummate the Transaction on or before the Outside Date (as defined in the Agreement). If the Agreement is terminated under certain circumstances specified in the Agreement, including in connection with the Company’s entry into an agreement with respect to a Superior Proposal (as described above), the Company will be required to pay Purchaser a termination fee of $2,500,000.

Pursuant to the Agreement, each former holder of Options and Warrants shall receive the cash payment and number of CVRs, if any, that such holder is entitled to receive under the Plan of Arrangement for such Options and Warrants.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included with this filing only to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Xeno, Purchaser, XRC or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by the Company, on the one hand, and Xeno and Purchaser, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Agreement, including information in confidential disclosure schedules delivered in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and Xeno and Purchaser, on the other hand, rather than establishing matters as facts. Investors are not third-party beneficiaries under the Agreement, and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Contingent Value Rights Agreement

At or prior to the time at which the Arrangement becomes effective, Xeno and Purchaser will authorize and duly adopt, execute and deliver, and will ensure that a rights agent mutually agreeable to Xeno and the Company executes and delivers, a Contingent Value Rights Agreement (the “CVR Agreement”) that shall provide for, in part, a committee (the “CVR Committee”) empowered to act on behalf of the CVR holders. Each CVR will represent a contractual right to receive contingent cash payments equal to (i) $150,000 minus (a) if Final Company Net Cash (as defined in the CVR Agreement) is greater than Closing Net Cash (as defined in the Agreement) as of the effective time of the Arrangement (the “Effective Time”), then $0, and (b) if Final Company Net Cash is less than Closing Net Cash as of the Effective Time, then the absolute value of the amount equal to Final Company Net Cash, minus Closing Net Cash as of the Effective Time and (ii) (a) if the amount equal to $3,550,000 minus any damages or losses incurred by the CVR Committee or the Company following the closing of the Arrangement related to any Company Litigation (as defined in the CVR Agreement) (“Excess Litigation Cash”) is equal to or less than $1,500,000, then an amount equal to 50% of Excess Litigation Cash, and (b) if Excess Litigation Cash is greater than $1,500,000, then an amount equal to such Excess Litigation Cash less $750,000 (collectively, the “CVR Proceeds”). The CVR Committee shall control the defense of any Company Litigation in its absolute and sole discretion, including full discretion to compromise, discharge and/or settle any Company Litigation with counsel selected by the CVR Committee. Purchaser may (at its own expense) select counsel of its choosing to act as co-counsel (but not lead counsel) on behalf of the Company for purposes of participating in the defense of any Company Litigation. The CVR Committee shall reasonably consult and cooperate with the co-counsel of Purchaser’s choosing and consider in good faith suggestions concerning the decisions and determinations with respect to any Company Litigation.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the United States Securities and Exchange Commission (the “SEC”). The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Xeno, any constituent corporation party to the Merger or any of their respective affiliates. No interest will accrue on any amounts payable on the CVRs to any holders.

The form of the CVR Agreement is included as Schedule F to Exhibit 2.1 attached hereto and is incorporated herein by reference. The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

Voting and Support Agreements

In connection with the execution of the Agreement, Purchaser entered into voting and support agreements (the “Voting Agreements”) with the Company’s officers and directors. The Voting Agreements provide that, among other things, those parties irrevocably agree (i) to vote all voting securities of the Company beneficially owned by them in favor of the approval and adoption of the Arrangement and the transactions contemplated therein and (ii) to support actions necessary to consummate the Arrangement, on the terms and subject to the conditions of such Voting Agreements. The Voting Agreements shall automatically terminate upon the earlier of (i) the Effective Time or (ii) the termination of the Agreement in accordance with its terms. The Common Shares subject to the Support Agreements comprise approximately 2.23% of the outstanding Common Shares.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, a form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On July 13, 2025, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated July 13, 2025, by and among XenoTherapeutics, Inc., Xeno Acquisition Corp., ESSA Pharma Inc. and XOMA Royalty Corporation
10.1	Form of Voting and Support Agreement, dated as July 13, 2025, by and between certain Shareholders and Xeno Acquisition Corp.
99.1	Press Release dated July 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements regarding the Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction, containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an action or event “may,” “might,” “could,” “should,” or “will” be taken or occur, or other similar expressions. In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. In making forward-looking statements, the Company may make various material assumptions, including but not limited to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required shareholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against the Company, Xeno or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) the accuracy of the Company’s financial projections (ix) general business, market and economic conditions; (x) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) competitive responses to the Transaction; (xv) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors,” a copy of which is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles; and (xvi) the risks and uncertainties that will be described in the proxy statement and management information circular for the Shareholders filed with the SEC (the “Proxy Statement”) available from the sources indicated above. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

Additional Information and Where to Find It

The Transaction described in this Current Report on Form 8-K has not yet commenced. The Transaction will be submitted to the Company’s security holders for their consideration. In connection therewith, the Company intends to file the Proxy Statement. The Company will also furnish the Proxy Statement to its security holders and may file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials filed with the SEC (when they become available) may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investors” section of the Company’s website, https://investors.essapharma.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Shareholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2025 annual meeting of the Shareholders, which was filed with the SEC on January 22, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)
Date: July 13, 2025
	By:	/s/ David Wood
Name: David Wood
Title: Chief Financial Officer